Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Jerry P. Rebel, Chief Financial Officer of Jack in the Box Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 24, 2010	/S/ JERRY P. REBEL

Jerry P. Rebel Chief Financial Officer